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                                  EXHIBIT 4(a)

                             FORM OF ANNUITY POLICY
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                           POLICY NUMBER:    E1XXXXX

                           INSURED           JOHN DOE



                    CANADA LIFE INSURANCE COMPANY OF NEW YORK
             HOME OFFICE: 500 MAMARONECK AVENUE, HARRISON, NY 10528

If you have any questions or complaints about this policy, you may call us toll free at 1-800-905-1959.

We are pleased to issue this policy to you.

We agree to pay the proceeds as described in this policy, subject to its provisions.

PLEASE READ THIS POLICY CAREFULLY, SINCE IT IS A LEGAL CONTRACT BETWEEN YOU AND US.

THE DOLLAR AMOUNTS OF ACCUMULATION BENEFITS AND VALUES OF THIS POLICY PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIO OF THE FUND IN WHICH YOUR ELECTED SUB-ACCOUNTS ARE INVESTED, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS. NO MINIMUM AMOUNT OF POLICY VALUE IS GUARANTEED, EXCEPT FOR ANY AMOUNTS IN THE FIXED ACCOUNT.

TEN DAY RIGHT TO EXAMINE POLICY

YOU HAVE TEN DAYS AFTER YOU RECEIVE THIS POLICY TO DECIDE IF IT MEETS YOUR NEEDS. IF IT DOES NOT, YOU MAY RETURN IT TO OUR HOME OFFICE OR TO THE AGENT FROM WHOM YOU BOUGHT IT. WE SHALL CANCEL THE POLICY FROM THE POLICY DATE AND YOU SHALL BE ENTITLED TO A PREMIUM REFUND EQUAL TO THE SUM OF:

         1. THE DIFFERENCE BETWEEN THE PREMIUMS PAID, INCLUDING ANY POLICY FEES OR OTHER CHARGES AND THE AMOUNTS ALLOCATED TO ANY SEPARATE ACCOUNTS UNDER THE POLICY; AND
         2. THE VALUE OF THE AMOUNTS ALLOCATED TO ANY SEPARATE ACCOUNTS UNDER THE POLICY ON THE DATE THE POLICY IS MAILED OR DELIVERED TO THE HOME OFFICE.

                  /s/                                 /s/ D.A. Lorey

                  ASSISTANT SECRETARY                    PRESIDENT


                    SINGLE PREMIUM VARIABLE DEFERRED ANNUITY
 Accumulation benefits and values are variable, except for amounts in the Fixed
                                    Account.
  After the Annuity Date or Maturity Date, payment options are on a guaranteed basis.
  Death Benefit payable upon death of the last surviving annuitant before the
                         Annuity Date or Maturity Date.
                 Nonparticipating - Not eligible for dividends


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                                                                         E1XXXXX


                                TABLE OF CONTENTS

POLICY DETAILS                                                                    5

DEFINITIONS                                                                       7

PAYMENT OF PROCEEDS                                                               7
         PROCEEDS                                                                 7
         PROCEEDS ON ANNUITY DATE                                                 8
         PROCEEDS ON MATURITY DATE                                                8
         PROCEEDS ON SURRENDER                                                    8
         PROCEEDS ON DEATH OF THE LAST SURVIVING ANNUITANT BEFORE ANNUITY
            DATE OR MATURITY DATE (THE DEATH BENEFIT)                             8
         PROCEEDS ON DEATH OF ANY OWNER BEFORE OR AFTER THE ANNUITY DATE OR
             BEFORE THE MATURITY DATE                                             8
         CONFORMITY WITH LAWS                                                     9

PREMIUMS                                                                          9
         INITIAL PREMIUM                                                          9
         ADDITIONAL PREMIUMS                                                      9
         NET PREMIUM                                                              9
         NET PREMIUM ALLOCATION AMONG SUB-ACCOUNTS AND FIXED ACCOUNT             10

THE VARIABLE ACCOUNT                                                             10
         VARIABLE ACCOUNT                                                        10
         SUB-ACCOUNTS                                                            10
         VARIABLE ACCOUNT VALUE                                                  10
         UNITS                                                                   10
         UNIT VALUE                                                              11
         NET INVESTMENT FACTOR                                                   11
         RESERVED RIGHTS                                                         11
         CHANGE IN INVESTMENT POLICY                                             12
         VALUATION PERIODS AND VALUATION DAYS                                    12

THE FIXED ACCOUNT                                                                12
         FIXED ACCOUNT                                                           12
         FIXED ACCOUNT VALUE                                                     12

TRANSFERS                                                                        13
         TRANSFER PRIVILEGE                                                      13
         TRANSFER PROCESSING FEE                                                 13

POLICY VALUES                                                                    13
         POLICY VALUE                                                            13
         CASH SURRENDER VALUE                                                    13
         PARTIAL WITHDRAWALS                                                     13
         SURRENDER CHARGE                                                        14
         POLICY ADMINISTRATION CHARGE                                            14
         ANNUITY DATE                                                            15
         TERMINATION                                                             15
         BASIS OF VALUES                                                         15

PAYMENT OF BENEFITS, PARTIAL WITHDRAWALS, CASH SURRENDERS & TRANSFERS -
    POSTPONEMENT                                                                 15

GENERAL PROVISIONS                                                               16
         CONTRACT                                                                16
         INCONTESTABILITY                                                        16
         OWNER                                                                   16


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                                                                         E1XXXXX


                          TABLE OF CONTENTS (CONTINUED)

         BENEFICIARY                                                             16
         WRITTEN NOTICE                                                          16
         MISSTATEMENT OF AGE OR SEX                                              17
         PERIODIC REPORTS                                                        17
         ASSIGNMENT                                                              17
         OUR CONSENT                                                             17
         POLICY DATE                                                             17
         EFFECTIVE DATE                                                          17
         CURRENCY                                                                18
         PLACE OF PAYMENT                                                        18
         MODIFICATION                                                            18
         NON-PARTICIPATION                                                       18

PAYMENT OPTIONS                                                                  18
         ELECTION OF PAYMENT OPTIONS                                             18
         PAYMENT DATES                                                           19
         AGE AND SURVIVAL OF PAYEE                                               19
         DEATH OF PAYEE                                                          19
         BETTERMENT OF INCOME                                                    19

TABLE OF PAYMENTS ON BASIS OF $1,000 NET PROCEEDS                                21






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                                                                         E1XXXXX









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                                                                         E1XXXXX


                                 POLICY DETAILS


                         POLICY NUMBER    E1XXXXX

                             ANNUITANT    JOHN DOE

                                   AGE    35

                           POLICY DATE    APRIL 1, 1997

                        EFFECTIVE DATE    APRIL 1, 1997

                          ANNUITY DATE    APRIL 1, 2027

                         MATURITY DATE    APRIL 1, 2062

                                 OWNER    JOHN DOE

                               PREMIUM    $5,000.00

              ANNUALIZED MORTALITY AND
                        EXPENSE CHARGE    1.25%

              ANNUALIZED RATE OF DAILY
                    ADMINISTRATIVE FEE    0.15%

          ANNUAL ADMINISTRATION CHARGE    $30.00*





* If the policy value on the policy anniversary is $75,000 or more, we will waive the policy administration charge for the prior policy year.






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                                                                         E1XXXXX








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                                                                         E1XXXXX


                                   DEFINITIONS


"You" and "your" means the owner(s) of the policy.

"We", "our" and "us" means Canada Life Insurance Company of New York.

"Written notice" is defined in the "WRITTEN NOTICE" provision.

"Annuitant" or "Joint-Annuitant" means the natural person (or persons) whose life (or lives) is used to determine the duration of any payments made under a payment option involving life contingencies.

"Annuity Date" means the date you have elected for the commencement of annuity payment or the date that a lump sum payment is to be made. The amount of the annuity payments will be determined by the policy value applied under Payment Option 1, unless you have elected to receive a lump sum payment of the cash surrender value. The Annuity Date is shown in the Policy Details unless later changed.

"Maturity Date" means the first day of the month after the last surviving annuitant's 100th birthday or any earlier date required by law.

"Proceeds" means an amount payable to you. This amount may be the policy value, cash surrender value, or the death benefit, depending on events surrounding the payment as described below.

"Cash Surrender Value" means the policy value, less 1) any applicable surrender charge; and 2) the annual administration charge.



                               PAYMENT OF PROCEEDS


PROCEEDS

Proceeds means the amount we will pay when the first of the following occurs:

       1.   the policy reaches the annuity date; or
       2.   the policy reaches the maturity date; or
       3.   the policy is surrendered; or
       4.   when we receive due proof of death of the annuitant or any owner.

We will pay any proceeds in a single sum that may be payable due to death before the annuity date or maturity date, unless an election is made for a payment option. See "Election of Options". This policy ends when we pay the proceeds.

"Due proof of death" is proof of death that is satisfactory to us. Such proof may consist of: 1) a certified copy of the death certificate; and/or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

We will deduct any applicable premium tax from the proceeds described below, unless we already deducted the tax from the premiums when paid. See the "Net Premium" provision. Currently no premium tax is levied in New York.

For any annuity benefit with payments of five years or more, such annuity benefits at the time the policy value is applied under a payment option will not be less than those that would be provided by the application of an amount to purchase any single premium immediate annuity policy offered by us at the time to the same class of annuitants. Such amount shall be the greater of the cash surrender value or 95% of what the cash surrender value would be if there were no surrender charge.


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                                                                         E1XXXXX


PROCEEDS ON ANNUITY DATE

If you have elected to receive the proceeds under Payment Option 1, no surrender charges will be assessed. If proceeds are to be paid in a lump sum, we will pay the cash surrender value as described in the "Cash Surrender Value" provision.


PROCEEDS ON MATURITY DATE

The proceeds we will pay is the policy value.


PROCEEDS ON SURRENDER

If you surrender this policy before the annuity date or the maturity date, the proceeds we will pay is the cash surrender value. No death benefit is payable if the policy is surrendered before the last surviving annuitant's death or any owner's death.


PROCEEDS ON DEATH OF THE LAST SURVIVING ANNUITANT BEFORE ANNUITY DATE OR MATURITY DATE (THE DEATH BENEFIT)

If we receive due proof of death of the last surviving annuitant before the annuity date or maturity date, (such "due proof"), the proceeds we will pay to the beneficiary is the death benefit.

If we receive due proof during the first 5 years, the death benefit is the greater of:

         1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or
         2.       the policy value on the date we receive such due proof.

If we receive such due proof after the first 5 policy years, the death benefit is the greater of:

         1.       item "1" above; or
         2.       item "2" above; or
         3. the policy value at the end of the most recent 5 policy year period preceding the date we receive due proof, adjusted for any of the following items that occur after such last 5 policy year period: a) less any partial withdrawals, including applicable surrender charges; b) less any incurred taxes; and
                  c) plus any premiums paid. The 5 policy year periods are measured from the policy date (i.e. 5, 10, 15, 20, 25, etc.)

If on the date the policy was issued, all annuitants had attained age 80 or less, then after any annuitant attains age 81, the death benefit is then the greater of "1" or "2" above.

However, if on the date the policy was issued, any annuitant was attained age 81 or more, then the death benefit is the policy value.


PROCEEDS ON DEATH OF ANY OWNER BEFORE OR AFTER THE ANNUITY DATE OR BEFORE THE MATURITY DATE

If there is more than one owner, this provision will apply upon the death of the first owner. If you die prior to the annuity date, Federal tax law requires the policy value be distributed within five years after the date of your death regardless of whether or not you are an annuitant or joint-annuitant. If a joint-annuitant has been designated, and you die prior to the annuity date, then a distribution will also be required by Federal tax law. In the event of your death prior to the annuity date, the following rules shall apply:

         1. If we receive due proof of your death before the annuity date and you are not the last surviving annuitant, the proceeds we will pay to the beneficiary is the policy value as of the date of your death.


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                                                                         E1XXXXX


         2. If we receive due proof of your death before the annuity date and you are the last surviving annuitant, the proceeds we will pay to the beneficiary is the death benefit described in the "Proceeds on Death of Last Surviving Annuitant Before Annuity Date" provision.

SPOUSE AS DESIGNATED BENEFICIARY

If you die prior to the annuity date and your spouse is the designated beneficiary, the policy may be continued with your spouse as the owner of the policy. In such event, no distribution would be required by federal tax law.

OWNER'S DEATH AFTER ANNUITY DATE

If you die on or after the annuity date, any remaining payments must be distributed at least as rapidly under the payment option in effect on the date of your death.

The distribution requirements described above will be considered satisfied as to any portion of the proceeds:

       1.  payable to or for the benefit of a designated beneficiary; and
       2. which is distributed over the life (or period not exceeding the life expectancy) of that beneficiary, provided that the beneficiary is a natural person and such distributions begin within one year of your death.

If you are not a natural person, the annuitant as determined in accordance with
Section 72(s) of the Internal Revenue Code will be treated as owner for purposes of these distribution requirements, and any change in the primary annuitant will be treated as the death of the owner.


CONFORMITY WITH LAWS

To the extent this policy conflicts with any applicable laws or the requirements of the Internal Revenue Service concerning distributions on death, this policy shall be considered to be amended to conform.


                                    PREMIUMS


INITIAL PREMIUM

The initial premium is shown in the Policy Details and is payable on or before the effective date.


ADDITIONAL PREMIUMS

You may make additional premium payments at any time during any annuitant's lifetime and before the annuity date. The amount of additional premium payments may vary, but is subject to these rules:

       1. the minimum additional premium that we will accept is $1,000. However, we will accept premium payments under a pre-authorized check agreement with a minimum premium payment of $100 per month ($50 per month if an Individual Retirement Annuity); and
       2. our prior approval is required before we will accept an additional premium which together with the total of other premiums paid would exceed $1,000,000.

A confirmation statement will be issued to you for financial transactions.


NET PREMIUM

The net premium is the premium paid less any premium tax that the applicable jurisdiction levies on us relating to the policy for the year the premium is paid. Currently, no premium tax is levied in New York.


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                                                                         E1XXXXX


NET PREMIUM ALLOCATION AMONG SUB-ACCOUNTS AND FIXED ACCOUNT

You elected in your application how you wanted your initial net premium to be allocated among the sub-accounts and the Fixed Account. Any additional net premiums will be allocated in the same manner unless at the time of payment we have received your written notice to the contrary. The total allocation must equal 100%.


                              THE VARIABLE ACCOUNT


VARIABLE ACCOUNT

We established the Canada Life Insurance Company of New York Variable Annuity Account 1 (called "the Variable Account") as a separate investment account under New York law. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Variable Account is also subject to the laws of the State of New York.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our general account. The assets in the Variable Account are used to support the operation of and provide the variable values and benefits for this policy and similar policies.

The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. We have the right to transfer to our general account any assets of the Variable Account which are in excess of such reserves and other liabilities.


SUB-ACCOUNTS

The Variable Account currently consists of the sub-accounts shown in the current prospectus you received. Each sub-account invests in shares of various Funds offered as investment choices (the "Funds"). You may refer, at any time, to the prospectus for detailed fund information. Shares of a portfolio are purchased and redeemed for a sub-account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a portfolio will be reinvested in additional shares of that portfolio at its net asset value. The Fund prospectus you received defines the net asset value and describes the portfolios of the Fund.

The dollar amounts of accumulation values and benefits of this policy provided by the Variable Account depend on the investment performance of the portfolio of the Fund in which your elected sub-accounts are invested. We do not guarantee the investment performance of the portfolios. You bear the full investment risk for amounts applied to the elected sub-accounts.


VARIABLE ACCOUNT VALUE

The policy's Variable Account value before the annuity date or maturity date is determined by multiplying the number of units credited to this policy for each sub-account by the current unit value of these units.


UNITS

We will credit net premiums in the form of units. The number of units credited to the policy for each sub-account is determined by dividing the net premium allocated to that sub-account by the unit value for that sub-account at the end of the valuation period during which we receive the premium at our Home Office.

We will credit units for the initial net premium on the effective date of the policy. We will adjust the units for any transfers in or out of a sub-account, including any transfer processing fee.


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                                                                         E1XXXXX


We will cancel the appropriate number of units based on the unit value at the end of the valuation period in which any of the following events occur:

       1. the policy administration charge shown in the Policy Details is assessed;
       2. the date we receive and process your written notice for a partial withdrawal or surrender;
       3.  the annuity date or maturity date; or
       4. the date we receive due proof of your death or the last surviving annuitant's death.


UNIT VALUE

The unit value of each sub-account for the first valuation period is set at a fixed amount, generally $10. The unit value for each subsequent valuation period is determined by multiplying the unit value at the end of the immediately preceding valuation period by the net investment factor for the valuation period for which the value is being determined.

The unit value for a valuation period applies to each day in that period. The unit value may increase or decrease from one valuation period to the next.


NET INVESTMENT FACTOR

The net investment factor is an index that measures the investment performance of a sub-account from one valuation period to the next. Each sub-account has a net investment factor which may be greater than or less than 1.

The net investment factor for each sub-account for a valuation period equals 1 plus the rate of return earned by the relevant portfolio of the Fund adjusted for the effect of taxes charged or credited to the sub-account, the mortality and expense risk charge and the daily administration fee. The annualized rate of the daily administration fee is shown on the Policy Details.

The rate of return of the relevant portfolio is equal to the fraction obtained by dividing (a) by (b) where:

       (a) is the next investment income and net gains, realized and unrealized, credited during the current valuation period; and
       (b) is the value of the net assets of the relevant series at the end of the preceding valuation period, adjusted for the net capital transactions and dividends declared during the current valuation period.


RESERVED RIGHTS

When permitted by law, and subject to prior approval, if required, of the New York Superintendent of Insurance, we reserve the right to:

       1.  create new variable accounts;
       2. combine variable accounts, including the Canada Life Insurance Company of New York Variable Annuity Account 1;
       3. remove, combine or add sub-accounts and make the new sub-accounts available to policyowners at our discretion;
       4. add new portfolios of the Funds or of other registered investment companies;
       5. deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required;
       6.  make any changes required by the Investment Company Act of 1940;
       7. operate the Variable Account as a managed investment company under the Investment Company Act of 1940 or any other form permitted by law; and
       8. substitute shares of another portfolio of the Fund or shares of another registered open-end investment company or any other reserved rights as detailed in the prospectus.


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                                                                         E1XXXXX


If a change is made, we will send you a revised prospectus and any notice required by law.


CHANGE IN INVESTMENT POLICY

The investment policy for a sub-account in the Variable Account may not be changed unless the change is approved, if required, by the New York Insurance Department.


VALUATION PERIODS AND VALUATION DAYS

A valuation period for each sub-account is the period that starts at the close of business on one valuation day and ends at the close of business on the next succeeding valuation day. The close of business is when the New York Stock Exchange closes, usually at 4:00 p.m. Eastern Time.

A valuation day is each day on which valuation of the assets is required by applicable law, which currently is each day the New York Stock Exchange is open for trading.


                                THE FIXED ACCOUNT


FIXED ACCOUNT

The Fixed Account provides values and benefits based only upon the net premium payments and policy values allocated to the Fixed Account, the Guaranteed Interest Rate credited on such amounts, and any charges imposed on such amounts in accordance with the terms of the policy. Amounts in the Fixed Account are part of our general account. The Fixed Account is not part of and does not depend on the investment performance of the Variable Account.


The Guaranteed Interest Rate is the applicable effective annual rate of interest we determine that we will pay on a Guarantee Amount. The Guaranteed Interest Rate will not be less than 3%. Any higher current interest rate that we are crediting to the Guarantee Amount as of your policy anniversary will remain in effect until your next policy anniversary.

The Guarantee Amount is equal to:

       1. an amount equal to that part of any net premium allocated to or policy value transferred to the Fixed Account;
       2.  any policy value transferred to the Fixed Account; plus
       3.  interest at the Guaranteed Interest Rate on 1 and 2 above; minus
       4.  any cash surrender value withdrawn from the Fixed Account; minus
       5.  any amount transferred from the Fixed Account; minus
       6.  any applicable premium tax charge; minus
       7.  any policy administration charge; minus
       8.  any applicable surrender charges.


FIXED ACCOUNT VALUE

This policy's Fixed Account value before the annuity date or maturity date is the Guarantee Amount.


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                                                                         E1XXXXX


                                    TRANSFERS


TRANSFER PRIVILEGE

You may transfer all or part of an amount in the sub-account(s) to another sub-account(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the sub-account(s), subject to the availability of a sub-account or shares of a portfolio and subject to these general restrictions:

       1.  the minimum transfer amount is $250; and
       2. a transfer request that would reduce the amount in that sub-account or the Fixed Account below $500 will be treated as a transfer request for the entire amount in that sub-account or the Fixed Account.

TRANSFER PROCESSING FEE

There is no limit to the number of transfers that you can make between sub-accounts or to the Fixed Account. The first twelve transfers during each policy year are free. We may assess a $25 processing fee for each additional transfer. For the purposes of assessing the fee, each written notice of transfer is considered to be one transfer, regardless of the number of sub-accounts or the Fixed Account affected by the transfer. The processing fee will be charged proportionately to the receiving sub-account(s) and/or the Fixed Account.


                                  POLICY VALUES


POLICY VALUE

The policy value is the sum of the Variable Account value and the Fixed Account value.


CASH SURRENDER VALUE

The cash surrender value is the policy value less: a) any applicable surrender charge; and b) the policy administration charge. The cash surrender value will be determined on the date we receive and file your written notice for surrender and this policy at our Home Office.

You may surrender this policy for its cash surrender value at any time before the death of the last surviving annuitant, the annuity date or the maturity date. You may elect to have the cash surrender value paid in a single sum or under a payment option. This policy ends when we pay the cash surrender value. You may avoid a surrender charge by electing to apply the policy value under Payment Option 1.


PARTIAL WITHDRAWALS

You may withdraw part of the cash surrender value at any time before the death of the last surviving annuitant, the annuity date or the maturity date subject to these limits:

       1.  the minimum partial withdrawal is $250;
       2. the maximum partial withdrawal is the amount that would leave a cash surrender value of $5,000;
       3. a partial withdrawal request which would reduce the amount in a sub-account or the Fixed Account below $500 will be treated as a request for a full withdrawal of the amount in that sub-account or the Fixed Account; and
       4. a partial withdrawal request for an amount exceeding $10,000 must be accompanied by a guarantee of the owner's signature by a commercial bank, trust company or a savings and loan.

On the date we receive and process your written notice for a partial withdrawal at our Home Office, we will withdraw the amount of the partial withdrawal from the policy value and we will then deduct any applicable surrender charge from the remaining policy value.

You may specify the amount to be withdrawn from certain sub-accounts or the Fixed Account. If you do not provide this information to us, we will withdraw proportionately from the sub-accounts and the Fixed


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                                                                         E1XXXXX


Account in which you are invested. If you do provide this information to us, but the amount in the designated sub-accounts and the Fixed Account is inadequate to comply with your withdrawal request, we will first withdraw from the specified sub-accounts and the Fixed Account. The remaining balance will be withdrawn proportionately from the other sub-accounts and the Fixed Account in which you are invested.


SURRENDER CHARGE

For the purposes of determining if any surrender charge applies and the amount of such charge, partial withdrawals and surrenders are taken according to these rules from policy value attributable to premiums in the following order:

                                                                                 Surrender Charge
                                                                                 ----------------
       1.  Up to 100% of positive investment earnings for each variable
           sub-account available at the time the request is made; plus                 None
       2.  Up to 100% of the interest on the Fixed Account at the time the
           request for the withdrawal or surrender is made; plus                       None
       3.  Up to 10% of total premiums still subject to a surrender charge,
           once a policy year; plus                                                    None
       4.  Up to 100% of those premiums not subject to a surrender charge,
           available at any time; plus                                                 None
       5.  Premium subject to a surrender charge:

               Policy Years Since Premiums Were Paid:
               --------------------------------------
               Less than 1                                                              6%
               At least 1, but less than 2                                              6%
               At least 2, but less than 3                                              5%
               At least 3, but less than 4                                              5%
               At least 4, but less than 5                                              4%
               At least 5, but less than 6                                              3%
               At least 6, but less than 7                                              2%
               At least 7                                                              None

Any surrender charge will be deducted proportionately from the sub-account(s) and the Fixed Account being surrendered or partially withdrawn in relation to the premium (s) withdrawn. If the premium remaining in a sub-account or the Fixed Account after the withdrawal is insufficient to cover the proportionate surrender charge deduction, the balance of the surrender charge will be assessed proportionately from any other sub-account and the Fixed Account in which you are invested.


POLICY ADMINISTRATION CHARGE

We will assess the policy administration charge shown in the Policy Details:

       1.  for the prior policy year on the policy anniversary; and
       2. for the current policy year on the date this policy is surrendered for its cash surrender value, unless the policy is surrendered on a policy anniversary.

If the policy value on the policy anniversary is $75,000 or more, we will waive the policy administration charge for the prior policy year.

The charge will be assessed proportionately from any sub-accounts and the Fixed Account in which you are invested. If the charge is obtained from a sub-account(s), we will cancel the appropriate number of units from the applicable sub-account based on the unit value at the end of the valuation period when the charge is assessed. If the charge is obtained from the Fixed Account, we will reduce this policy's Fixed Account by the amount of the charge.


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                                                                         E1XXXXX


ANNUITY DATE

You may change the annuity date, subject to these limitations

       1. we must receive your written notice at our Home Office at least 30 days before the current annuity date;
       2. the requested annuity date must be a date that is at least 30 days after we receive your written request; and
       3. the requested annuity date cannot be any later than the maturity date.


TERMINATION

We may pay you the cash surrender value and end this policy if before the annuity date or maturity date all of these events simultaneously exists:

       1.  you have not paid any premiums for at least two years; and
       2.  the policy value is less than $2,000; and
       3. the total premiums paid, less any partial withdrawals, is less than $2,000.

We will mail you a notice of our intention to terminate this policy at least six months in advance. This policy will automatically terminate on the date specified in the notice, unless we receive an additional premium before the termination date specified in the notice. The additional premium must be at least the minimum amount specified in the Additional Premiums provision.


BASIS OF VALUES

Any paid up annuity cash surrender or death benefits that may be available are at least equal to the minimum required by law in the state in which this policy is delivered. A detailed statement of the method used to compute the minimum values has been filed, where required, with the insurance officials of the jurisdiction in which this policy is delivered.


    PAYMENT OF BENEFITS, PARTIAL WITHDRAWALS, CASH SURRENDERS & TRANSFERS -
                                  POSTPONEMENT


We will usually pay any proceeds, partial withdrawals, or cash surrenders within seven calendar day after:

       1. we receive and process your written notice for a partial withdrawal or a cash surrender; or
       2.  the date chosen for any systematic withdrawal; or
       3. we receive due proof of your death or the death of the last surviving annuitant.

However, we can postpone the payment of proceeds, amounts withdrawn, cash surrender value or the transfer of amounts between sub-accounts if:

       1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the Securities and Exchange Commission (SEC); or
       2. the SEC permits by an order the postponement for the protection of policyowners; or
       3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

We have the right to defer payment of any partial withdrawal, cash surrender, or transfer from the Fixed Account for up to six months from the date we receive your written notice for a withdrawal, surrender or transfer.

                                                                         E1XXXXX


                               GENERAL PROVISIONS


CONTRACT

We have issued this policy in consideration of your application and your payment of the initial premium. The entire contract is made up of this policy and the attached copy of the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense to a claim or to void this policy unless it is contained in the application and a copy of the application is attached to the policy at issue.

Only our President, Secretary or Actuary may modify this policy or waive any of our rights or requirements.

Any change in this policy must be in writing. The change must bear the signature or a reproduction of the signature of one or more of the above officers.


INCONTESTABILITY

We will not contest this policy after it has been in force during any annuitant's lifetime for two years from the date of issue of this policy.


OWNER

During any annuitant's lifetime and before the earlier of the annuity date or maturity date, you have all the rights and privileges granted by this policy. If you appoint an irrevocable beneficiary, then your rights will be subject to those of that beneficiary.

During any annuitant's lifetime and before the annuity date, you may name a new owner, joint owner or annuitant by giving us written notice.

If you die before the annuity date and before the last surviving annuitant, ownership will pass to your surviving designated beneficiary, if any; otherwise to your estate.


BENEFICIARY

We will pay the beneficiary any proceeds payable on your death or the death of the last surviving annuitant. During any annuitant's lifetime and before the earlier of the annuity date or maturity date, you may name and change one or more beneficiaries by giving us written notice. However, we will require written notice from any irrevocable beneficiary specifying their consent to the change.

We will pay the proceeds under the beneficiary appointment in effect at the date of death. If you have not designated otherwise in your appointment, the proceeds will be paid to the surviving beneficiary(ies) equally. If no beneficiary is living when the last surviving annuitant dies, or if none has been appointed, the proceeds will be paid to you. If no beneficiary is living when you die, any proceeds will be paid to your estate.


WRITTEN NOTICE

Written notice must be signed by you, dated, and of a form and content acceptable to us. Your written notice will not be effective until we receive and file it at our Home Office. However, the change provided in your written notice to name or change the owner or beneficiary will then be effective as of the date you signed the written notice:

       1. subject to any payments made or other action we take before we receive and file your written notice; and

                                                                         E1XXXXX


       2. whether or not the last surviving owner or annuitant are alive when we receive and file your written notice.


MISSTATEMENT OF AGE OR SEX

If the age or sex of any annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the policy. If the debt is not repaid, future payments will be reduced accordingly.

If we make an underpayment because of an error in age or sex, any unpaid payments will be recalculated at the correct age and sex and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.


PERIODIC REPORTS

We will mail you a report showing the following items:

       1. the number of units credited to this policy and the dollar value of those units;
       2.  the policy value;
       3. any premiums paid, withdrawals and charges made since the last report; and
       4.  any information required by law.

The information in the report will be as of a date not more than two months before the date of the mailing. We will mail the report to you:

       1.  at least annually or more often as required by law; and
       2.  to your last address known to us.


ASSIGNMENT

You may assign a nonqualified policy or an interest in it at any time before the earlier of the annuity date or maturity date during any annuitant's lifetime. An assignment must be in written notice acceptable to us. It will not be binding on us until we receive and file it at our Home Office. We are not responsible for the validity of any assignment. Your rights and the rights of any beneficiary will be affected by an assignment.

An assignment of a nonqualified policy may result in tax consequences for you.


OUR CONSENT

If our consent is required, it must be given in writing. It must bear the signature, or a reproduction of the signature, of our President, Secretary or Actuary.


POLICY DATE

Policy years, months and anniversaries are measured from the policy date shown in the Policy Details.


EFFECTIVE DATE

The effective date is the date this policy goes into effect and your initial premium is invested.

                                                                         E1XXXXX


CURRENCY

All amounts payable under this policy will be paid in United States currency.


PLACE OF PAYMENT

All amounts payable by us will be payable at our Home Office.


MODIFICATION

Subject to prior approval, if required, of the New York Superintendent of Insurance and upon notice to you, we reserve the right to modify the policy, but only if such modification:

       1. is necessary to make the policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject; or
       2. is necessary to assure continued qualification of the policy under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity policies; or
       3. is necessary to reflect a change in the operation of the Variable Accounts; or
       4. provides additional variable account and/or fixed accumulation options.

In event of such modification, we may make appropriate endorsement to the policy.


NON-PARTICIPATION

           This policy is not eligible for dividends and will not participate in our divisible surplus.


                                 PAYMENT OPTIONS


The term "payee" means a person who is entitled to receive payment under this section.


ELECTION OF PAYMENT OPTIONS

You may elect a payment option or revoke or change your election while any annuitant is living and before the annuity date. If an election is not in effect at the last surviving annuitant's death, or if payment is to be made in a lump sum under an existing payment option, the beneficiary may elect one of the payment options. This election must be made within one year after the last surviving annuitant's death and before any payment has been made.

An election of a payment option and any revocation or change must be made in a written notice. It must be filed with our Home Office with the written consent of any irrevocable beneficiary.

A payment option may not be elected and we will pay the proceeds in a lump sum if either of the following conditions exist:

       1. the amount to be applied under the payment option is less than $2,000; or
       2.  any periodic payment under the election would be less than $20.

PAYMENT OPTION 1:  LIFE INCOME

We will pay the proceeds in equal amounts at the beginning of each month, during the payee's lifetime with payments for at least 10 years certain.

                                                                         E1XXXXX


The amount of each payment will be determined from the Table of Payment on Basis of $1,000 Net Proceeds, using the payee's age. Age will be determined from the nearest birthday at the due date of the first payment.

PAYMENT OPTION 2:  MUTUAL AGREEMENT

We will pay the proceeds according to other terms, if those terms are mutually agreed upon.


PAYMENT DATES

The payment dates of the payment options will be calculated from the date on which the proceeds become payable.


AGE AND SURVIVAL OF PAYEE

We have the right to require proof of age and sex of the payee(s) before making any payment. When any payment depends on the payee's survival, we will have the right, before making the payment to require satisfactory proof that the payee is alive.


DEATH OF PAYEE

At the death of the payee or the last surviving payee, any amount remaining to be paid under this section will become payable in one sum, unless specified otherwise.


BETTERMENT OF INCOME

The annuity benefits provided at the time the Policy Value is applied under a payment option will not be less than those that would be provided by the application of any amount, defined below, to purchase any single premium immediate annuity policy offered by us at the time to the same class of annuitants. Such amount shall be the greater of the cash surrender value or 95% of what the cash surrender value would be if there were no surrender charge.

                                                                         E1XXXXX






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                                                                         Page 20

                                                                         E1XXXXX


                TABLE OF PAYMENTS ON BASIS OF $1,000 NET PROCEEDS


                             OPTION 1 - LIFE INCOME

       AGE               MONTHLY                     AGE               MONTHLY
        41                 3.15                       66                 4.86
        42                 3.18                       67                 5.00
        43                 3.21                       68                 5.15
        44                 3.25                       69                 5.31
        45                 3.29                       70                 5.49
        46                 3.33                       71                 5.68
        47                 3.37                       72                 5.88
        48                 3.42                       73                 6.10
        49                 3.47                       74                 6.35
        50                 3.52                       75                 6.61
        51                 3.57                       76                 6.89
        52                 3.62                       77                 7.20
        53                 3.68                       78                 7.53
        54                 3.74                       79                 7.89
        55                 3.81                       80                 8.28
        56                 3.87                       81                 8.71
        57                 3.95                       82                 9.18
        58                 4.03                       83                 9.68
        59                 4.11                       84                10.24
        60                 4.20                       85                10.84
        61                 4.29                       86                11.49
        62                 4.39                       87                12.21
        63                 4.49                       88                12.98
        64                 4.61                       89                13.82
        65                 4.73                       90                14.71

The Table is based on the following assumptions: 1983(a) Projection G, Year Of Purchase = 1995, Interest = 3%, Load = 3%. The monthly payment for ages not shown in the Table will be calculated on the same basis as these shown and will be quoted on request.

                                                                         E1XXXXX






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                                                                         Page 22

                                                                         E1XXXXX




                    CANADA LIFE INSURANCE COMPANY OF NEW YORK
             HOME OFFICE: 500 MAMARONECK AVENUE, HARRISON, NY 10528















                    SINGLE PREMIUM VARIABLE DEFERRED ANNUITY
 Accumulation benefits and values are variable, except for amounts in the Fixed
                                    Account.
  After the Annuity Date or Maturity Date, payment options are on a guaranteed basis.
  Death Benefit payable upon death of the last surviving annuitant before the
                         Annuity Date or Maturity Date.
                 Nonparticipating - Not eligible for dividends

                           POLICY NUMBER:    E1XXXXX

                           INSURED           JOHN DOE



                    CANADA LIFE INSURANCE COMPANY OF NEW YORK
             HOME OFFICE: 500 MAMARONECK AVENUE, HARRISON, NY 10528

If you have any questions or complaints about this policy, you may call us toll free at 1-800-905-1959.

We are pleased to issue this policy to you.

We agree to pay the proceeds as described in this policy, subject to its provisions.

PLEASE READ THIS POLICY CAREFULLY, SINCE IT IS A LEGAL CONTRACT BETWEEN YOU AND US.

THE DOLLAR AMOUNTS OF ACCUMULATION BENEFITS AND VALUES OF THIS POLICY PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIO OF THE FUND IN WHICH YOUR ELECTED SUB-ACCOUNTS ARE INVESTED, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS. NO MINIMUM AMOUNT OF POLICY VALUE IS GUARANTEED, EXCEPT FOR ANY AMOUNTS IN THE FIXED ACCOUNT.

TEN DAY RIGHT TO EXAMINE POLICY

YOU HAVE TEN DAYS AFTER YOU RECEIVE THIS POLICY TO DECIDE IF IT MEETS YOUR NEEDS. IF IT DOES NOT, YOU MAY RETURN IT TO OUR HOME OFFICE OR TO THE AGENT FROM WHOM YOU BOUGHT IT. WE SHALL CANCEL THE POLICY FROM THE POLICY DATE AND YOU SHALL BE ENTITLED TO A PREMIUM REFUND EQUAL TO THE SUM OF:

         1. THE DIFFERENCE BETWEEN THE PREMIUMS PAID, INCLUDING ANY POLICY FEES OR OTHER CHARGES AND THE AMOUNTS ALLOCATED TO ANY SEPARATE ACCOUNTS UNDER THE POLICY; AND
         2. THE VALUE OF THE AMOUNTS ALLOCATED TO ANY SEPARATE ACCOUNTS UNDER THE POLICY ON THE DATE THE POLICY IS MAILED OR DELIVERED TO THE HOME OFFICE.

                  /s/                                 /s/ D.A. Lorey

                  ASSISTANT SECRETARY                 PRESIDENT


                    SINGLE PREMIUM VARIABLE DEFERRED ANNUITY
 Accumulation benefits and values are variable, except for amounts in the Fixed
                                    Account.
  After the Annuity Date or Maturity Date, payment options are on a guaranteed basis.
  Death Benefit payable upon death of the last surviving annuitant before the
                         Annuity Date or Maturity Date.
                 Nonparticipating - Not eligible for dividends

                                                                         E1XXXXX


                                TABLE OF CONTENTS

POLICY DETAILS                                                                    5

DEFINITIONS                                                                       7

PAYMENT OF PROCEEDS                                                               7
         PROCEEDS                                                                 7
         PROCEEDS ON ANNUITY DATE                                                 8
         PROCEEDS ON MATURITY DATE                                                8
         PROCEEDS ON SURRENDER                                                    8
         PROCEEDS ON DEATH OF THE LAST SURVIVING ANNUITANT BEFORE ANNUITY
            DATE OR MATURITY DATE (THE DEATH BENEFIT)                             8
         PROCEEDS ON DEATH OF ANY OWNER BEFORE OR AFTER THE ANNUITY DATE OR
             BEFORE THE MATURITY DATE                                             8
         CONFORMITY WITH LAWS                                                     9

PREMIUMS                                                                          9
         SINGLE PREMIUM                                                           9
         NET PREMIUM                                                              9
         NET PREMIUM ALLOCATION AMONG SUB-ACCOUNTS AND FIXED ACCOUNT              9

THE VARIABLE ACCOUNT                                                              9
         VARIABLE ACCOUNT                                                         9
         SUB-ACCOUNTS                                                            10
         VARIABLE ACCOUNT VALUE                                                  10
         UNITS                                                                   10
         UNIT VALUE                                                              10
         NET INVESTMENT FACTOR                                                   11
         RESERVED RIGHTS                                                         11
         CHANGE IN INVESTMENT POLICY                                             11
         VALUATION PERIODS AND VALUATION DAYS                                    11

THE FIXED ACCOUNT                                                                12
         FIXED ACCOUNT                                                           12
         FIXED ACCOUNT VALUE                                                     12

TRANSFERS                                                                        12
         TRANSFER PRIVILEGE                                                      12
         TRANSFER PROCESSING FEE                                                 12

POLICY VALUES                                                                    13
         POLICY VALUE                                                            13
         CASH SURRENDER VALUE                                                    13
         PARTIAL WITHDRAWALS                                                     13
         SURRENDER CHARGE                                                        13
         POLICY ADMINISTRATION CHARGE                                            14
         ANNUITY DATE                                                            14
         TERMINATION                                                             14
         BASIS OF VALUES                                                         15

PAYMENT OF BENEFITS, PARTIAL WITHDRAWALS, CASH SURRENDERS & TRANSFERS -
    POSTPONEMENT                                                                 15

GENERAL PROVISIONS                                                               15
         CONTRACT                                                                15
         INCONTESTABILITY                                                        16
         OWNER                                                                   16

                                                                         E1XXXXX

         BENEFICIARY                                                             16
         WRITTEN NOTICE                                                          16
         MISSTATEMENT OF AGE OR SEX                                              16
         PERIODIC REPORTS                                                        17
         ASSIGNMENT                                                              17
         OUR CONSENT                                                             17
         POLICY DATE                                                             17
         EFFECTIVE DATE                                                          17
         CURRENCY                                                                17
         PLACE OF PAYMENT                                                        17
         MODIFICATION                                                            17
         NON-PARTICIPATION                                                       18

PAYMENT OPTIONS                                                                  18
         ELECTION OF PAYMENT OPTIONS                                             18
         PAYMENT DATES                                                           18
         AGE AND SURVIVAL OF PAYEE                                               19
         DEATH OF PAYEE                                                          19
         BETTERMENT OF INCOME                                                    19

TABLE OF PAYMENTS ON BASIS OF $1,000 NET PROCEEDS                                21

                                                                         E1XXXXX






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                                                                          Page 4

                                                                         E1XXXXX


                                 POLICY DETAILS


                         POLICY NUMBER    E1XXXXX

                             ANNUITANT    JOHN DOE

                                   AGE    35

                           POLICY DATE    APRIL 1, 1997

                        EFFECTIVE DATE    APRIL 1, 1997

                          ANNUITY DATE    APRIL 1, 2027

                         MATURITY DATE    APRIL 1, 2062

                                 OWNER    JOHN DOE

                               PREMIUM    $5,000.00

              ANNUALIZED MORTALITY AND
                        EXPENSE CHARGE    1.25%

              ANNUALIZED RATE OF DAILY
                    ADMINISTRATIVE FEE    0.15%

          ANNUAL ADMINISTRATION CHARGE    $30.00*





* If the policy value on the policy anniversary is $75,000 or more, we will waive the policy administration charge for the prior policy year.

                                                                         E1XXXXX








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                                                                          Page 6

                                                                         E1XXXXX


                                   DEFINITIONS


"You" and "your" means the owner(s) of the policy.

"We", "our" and "us" means Canada Life Insurance Company of New York.

"Written notice" is defined in the "WRITTEN NOTICE" provision.

"Annuitant" or "Joint-Annuitant" means the natural person (or persons) whose life (or lives) is used to determine the duration of any payments made under a payment option involving life contingencies.

"Annuity Date" means the date you have elected for the commencement of annuity payment or the date that a lump sum payment is to be made. The amount of the annuity payments will be determined by the policy value applied under Payment Option 1, unless you have elected to receive a lump sum payment of the cash surrender value. The Annuity Date is shown in the Policy Details unless later changed.

"Maturity Date" means the first day of the month after the last surviving annuitant's 100th birthday or any earlier date required by law.

"Proceeds" means an amount payable to you. This amount may be the policy value, cash surrender value, or the death benefit, depending on events surrounding the payment as described below.

"Cash Surrender Value" means the policy value, less 1) any applicable surrender charge; and 2) the annual administration charge.



                               PAYMENT OF PROCEEDS


PROCEEDS

Proceeds means the amount we will pay when the first of the following occurs:

       1.   the policy reaches the annuity date; or
       2.   the policy reaches the maturity date; or
       3.   the policy is surrendered; or
       4.   when we receive due proof of death of the annuitant or any owner.

We will pay any proceeds in a single sum that may be payable due to death before the annuity date or maturity date, unless an election is made for a payment option. See "Election of Options". This policy ends when we pay the proceeds.

"Due proof of death" is proof of death that is satisfactory to us. Such proof may consist of: 1) a certified copy of the death certificate; and/or 2) a certified copy of the decree of a court of competent jurisdiction as to the finding of death.

We will deduct any applicable premium tax from the proceeds described below, unless we already deducted the tax from the premiums when paid. See the "Net Premium" provision. Currently no premium tax is levied in New York.

For any annuity benefit with payments of five years or more, such annuity benefits at the time the policy value is applied under a payment option will not be less than those that would be provided by the application of an amount to purchase any single premium immediate annuity policy offered by us at the time to the same class of annuitants. Such amount shall be the greater of the cash surrender value or 95% of what the cash surrender value would be if there were no surrender charge.

                                                                         E1XXXXX


PROCEEDS ON ANNUITY DATE

If you have elected to receive the proceeds under Payment Option 1, no surrender charges will be assessed. If proceeds are to be paid in a lump sum, we will pay the cash surrender value as described in the "Cash Surrender Value" provision.


PROCEEDS ON MATURITY DATE

The proceeds we will pay is the policy value.


PROCEEDS ON SURRENDER

If you surrender this policy before the annuity date or the maturity date, the proceeds we will pay is the cash surrender value. No death benefit is payable if the policy is surrendered before the last surviving annuitant's death or any owner's death.


PROCEEDS ON DEATH OF THE LAST SURVIVING ANNUITANT BEFORE ANNUITY DATE OR MATURITY DATE (THE DEATH BENEFIT)

If we receive due proof of death of the last surviving annuitant before the annuity date or maturity date, (such "due proof"), the proceeds we will pay to the beneficiary is the death benefit.

If we receive due proof during the first 5 years, the death benefit is the greater of:

       1. the premiums paid, less: a) any partial withdrawals, including applicable surrender charges; and b) any incurred taxes; or

       2.  the policy value on the date we receive such due proof.

If we receive such due proof after the first 5 policy years, the death benefit is the greater of:

       1.  item "1" above; or
       2.  item "2" above; or
       3. the policy value at the end of the most recent 5 policy year period preceding the date we receive due proof, adjusted for any of the following items that occur after such last 5 policy year period: a) less any partial withdrawals, including applicable surrender charges;
           b) less any incurred taxes; and c) plus any premiums paid. The 5 policy year periods are measured from the policy date (i.e. 5, 10, 15, 20, 25, etc.)

If on the date the policy was issued, all annuitants had attained age 80 or less, then after any annuitant attains age 81, the death benefit is then the greater of "1" or "2" above.

However, if on the date the policy was issued, any annuitant was attained age 81 or more, then the death benefit is the policy value.


PROCEEDS ON DEATH OF ANY OWNER BEFORE OR AFTER THE ANNUITY DATE OR BEFORE THE MATURITY DATE

If there is more than one owner, this provision will apply upon the death of the first owner. If you die prior to the annuity date, Federal tax law requires the policy value be distributed within five years after the date of your death regardless of whether or not you are an annuitant or joint-annuitant. If a joint-annuitant has been designated, and you die prior to the annuity date, then a distribution will also be required by Federal tax law. In the event of your death prior to the annuity date, the following rules shall apply:

       1. If we receive due proof of your death before the annuity date and you are not the last surviving annuitant, the proceeds we will pay to the beneficiary is the policy value as of the date of your death.

                                                                         E1XXXXX


       2. If we receive due proof of your death before the annuity date and you are the last surviving annuitant, the proceeds we will pay to the beneficiary is the death benefit described in the "Proceeds on Death of Last Surviving Annuitant Before Annuity Date" provision.

SPOUSE AS DESIGNATED BENEFICIARY

If you die prior to the annuity date and your spouse is the designated beneficiary, the policy may be continued with your spouse as the owner of the policy. In such event, no distribution would be required by federal tax law.

OWNER'S DEATH AFTER ANNUITY DATE

If you die on or after the annuity date, any remaining payments must be distributed at least as rapidly under the payment option in effect on the date of your death.

The distribution requirements described above will be considered satisfied as to any portion of the proceeds:

       1.  payable to or for the benefit of a designated beneficiary; and
       2. which is distributed over the life (or period not exceeding the life expectancy) of that beneficiary, provided that the beneficiary is a natural person and such distributions begin within one year of your death.

If you are not a natural person, the annuitant as determined in accordance with
Section 72(s) of the Internal Revenue Code will be treated as owner for purposes of these distribution requirements, and any change in the primary annuitant will be treated as the death of the owner.


CONFORMITY WITH LAWS

To the extent this policy conflicts with any applicable laws or the requirements of the Internal Revenue Service concerning distributions on death, this policy shall be considered to be amended to conform.


                                    PREMIUMS


SINGLE PREMIUM

The single premium is shown in the Policy Details and is payable on or before the effective date.


NET PREMIUM

The net premium is the premium paid less any premium tax that the applicable jurisdiction levies on us relating to the policy for the year the premium is paid. Currently, no premium tax is levied in New York.


NET PREMIUM ALLOCATION AMONG SUB-ACCOUNTS AND FIXED ACCOUNT

You elected in your application how you wanted your single net premium to be allocated among the sub-accounts and the Fixed Account. The total allocation must equal 100%.


                              THE VARIABLE ACCOUNT


VARIABLE ACCOUNT

We established the Canada Life Insurance Company of New York Variable Annuity Account 1 (called "the Variable Account") as a separate investment account under New York law. The Variable Account is

                                                                         E1XXXXX


registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Variable Account is also subject to the laws of the State of New York.

Although we own the assets in the Variable Account, these assets are held separately from our other assets and are not part of our general account. The assets in the Variable Account are used to support the operation of and provide the variable values and benefits for this policy and similar policies.

The portion of the assets of the Variable Account equal to the reserves and other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. We have the right to transfer to our general account any assets of the Variable Account which are in excess of such reserves and other liabilities.


SUB-ACCOUNTS

The Variable Account currently consists of the sub-accounts shown in the current prospectus you received. Each sub-account invests in shares of various Funds offered as investment choices (the "Funds"). You may refer, at any time, to the prospectus for detailed fund information. Shares of a portfolio are purchased and redeemed for a sub-account at their net asset value. Any amounts of income, dividends and gains distributed from the shares of a portfolio will be reinvested in additional shares of that portfolio at its net asset value. The Fund prospectus you received defines the net asset value and describes the portfolios of the Fund.

The dollar amounts of accumulation values and benefits of this policy provided by the Variable Account depend on the investment performance of the portfolio of the Fund in which your elected sub-accounts are invested. We do not guarantee the investment performance of the portfolios. You bear the full investment risk for amounts applied to the elected sub-accounts.


VARIABLE ACCOUNT VALUE

The policy's Variable Account value before the annuity date or maturity date is determined by multiplying the number of units credited to this policy for each sub-account by the current unit value of these units.


UNITS

We will credit net premiums in the form of units. The number of units credited to the policy for each sub-account is determined by dividing the net premium allocated to that sub-account by the unit value for that sub-account at the end of the valuation period during which we receive the premium at our Home Office.

We will credit units for the initial net premium on the effective date of the policy. We will adjust the units for any transfers in or out of a sub-account, including any transfer processing fee.

We will cancel the appropriate number of units based on the unit value at the end of the valuation period in which any of the following events occur:

       1. the policy administration charge shown in the Policy Details is assessed;
       2. the date we receive and process your written notice for a partial withdrawal or surrender;
       3.  the annuity date or maturity date; or
       4. the date we receive due proof of your death or the last surviving annuitant's death.


UNIT VALUE

The unit value of each sub-account for the first valuation period is set at a fixed amount, generally $10. The unit value for each subsequent valuation period is determined by multiplying the unit value at the end of the immediately preceding valuation period by the net investment factor for the valuation period for which the value is being determined.

                                                                         E1XXXXX


The unit value for a valuation period applies to each day in that period. The unit value may increase or decrease from one valuation period to the next.


NET INVESTMENT FACTOR

The net investment factor is an index that measures the investment performance of a sub-account from one valuation period to the next. Each sub-account has a net investment factor which may be greater than or less than 1.

The net investment factor for each sub-account for a valuation period equals 1 plus the rate of return earned by the relevant portfolio of the Fund adjusted for the effect of taxes charged or credited to the sub-account, the mortality and expense risk charge and the daily administration fee. The annualized rate of the daily administration fee is shown on the Policy Details.

The rate of return of the relevant portfolio is equal to the fraction obtained by dividing (a) by (b) where:

       (a) is the next investment income and net gains, realized and unrealized, credited during the current valuation period; and
       (b) is the value of the net assets of the relevant series at the end of the preceding valuation period, adjusted for the net capital transactions and dividends declared during the current valuation period.


RESERVED RIGHTS

When permitted by law, and subject to prior approval, if required, of the New York Superintendent of Insurance, we reserve the right to:

       1.  create new variable accounts;
       2. combine variable accounts, including the Canada Life Insurance Company of New York Variable Annuity Account 1;
       3. remove, combine or add sub-accounts and make the new sub-accounts available to policyowners at our discretion;
       4. add new portfolios of the Funds or of other registered investment companies;
       5. deregister the Variable Account under the Investment Company Act of 1940 if registration is no longer required;
       6.  make any changes required by the Investment Company Act of 1940;
       7. operate the Variable Account as a managed investment company under the Investment Company Act of 1940 or any other form permitted by law; and
       8. substitute shares of another portfolio of the Fund or shares of another registered open-end investment company or any other reserved rights as detailed in the prospectus.

If a change is made, we will send you a revised prospectus and any notice required by law.


CHANGE IN INVESTMENT POLICY

The investment policy for a sub-account in the Variable Account may not be changed unless the change is approved, if required, by the New York Insurance Department.


VALUATION PERIODS AND VALUATION DAYS

A valuation period for each sub-account is the period that starts at the close of business on one valuation day and ends at the close of business on the next succeeding valuation day. The close of business is when the New York Stock Exchange closes, usually at 4:00 p.m. Eastern Time.

                                                                         E1XXXXX


A valuation day is each day on which valuation of the assets is required by applicable law, which currently is each day the New York Stock Exchange is open for trading.


                                THE FIXED ACCOUNT


FIXED ACCOUNT

The Fixed Account provides values and benefits based only upon the net premium payments and policy values allocated to the Fixed Account, the Guaranteed Interest Rate credited on such amounts, and any charges imposed on such amounts in accordance with the terms of the policy. Amounts in the Fixed Account are part of our general account. The Fixed Account is not part of and does not depend on the investment performance of the Variable Account.


The Guaranteed Interest Rate is the applicable effective annual rate of interest we determine that we will pay on a Guarantee Amount. The Guaranteed Interest Rate will not be less than 3%. Any higher current interest rate that we are crediting to the Guarantee Amount as of your policy anniversary will remain in effect until your next policy anniversary.

The Guarantee Amount is equal to:

       1. an amount equal to that part of any net premium allocated to or policy value transferred to the Fixed Account;
       2.  any policy value transferred to the Fixed Account; plus
       3.  interest at the Guaranteed Interest Rate on 1 and 2 above; minus
       4.  any cash surrender value withdrawn from the Fixed Account; minus
       5.  any amount transferred from the Fixed Account; minus
       6.  any applicable premium tax charge; minus
       7.  any policy administration charge; minus
       8.  any applicable surrender charges.


FIXED ACCOUNT VALUE

This policy's Fixed Account value before the annuity date or maturity date is the Guarantee Amount.


                                    TRANSFERS


TRANSFER PRIVILEGE

You may transfer all or part of an amount in the sub-account(s) to another sub-account(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the sub-account(s), subject to the availability of a sub-account or shares of a portfolio and subject to these general restrictions:

       1.  the minimum transfer amount is $250; and
       2. a transfer request that would reduce the amount in that sub-account or the Fixed Account below $500 will be treated as a transfer request for the entire amount in that sub-account or the Fixed Account.


TRANSFER PROCESSING FEE

There is no limit to the number of transfers that you can make between sub-accounts or to the Fixed Account. The first twelve transfers during each policy year are free. We may assess a $25 processing fee for each additional transfer. For the purposes of assessing the fee, each written notice of transfer is considered to be one transfer, regardless of the number of sub-accounts or the Fixed Account affected by

                                                                         E1XXXXX


the transfer. The processing fee will be charged proportionately to the receiving sub-account(s) and/or the Fixed Account.


                                  POLICY VALUES


POLICY VALUE

The policy value is the sum of the Variable Account value and the Fixed Account value.


CASH SURRENDER VALUE

The cash surrender value is the policy value less: a) any applicable surrender charge; and b) the policy administration charge. The cash surrender value will be determined on the date we receive and file your written notice for surrender and this policy at our Home Office.

You may surrender this policy for its cash surrender value at any time before the death of the last surviving annuitant, the annuity date or the maturity date. You may elect to have the cash surrender value paid in a single sum or under a payment option. This policy ends when we pay the cash surrender value. You may avoid a surrender charge by electing to apply the policy value under Payment Option 1.


PARTIAL WITHDRAWALS

You may withdraw part of the cash surrender value at any time before the death of the last surviving annuitant, the annuity date or the maturity date subject to these limits:

       1.  the minimum partial withdrawal is $250;
       2. the maximum partial withdrawal is the amount that would leave a cash surrender value of $5,000;
       3. a partial withdrawal request which would reduce the amount in a sub-account or the Fixed Account below $500 will be treated as a request for a full withdrawal of the amount in that sub-account or the Fixed Account; and
       4. a partial withdrawal request for an amount exceeding $10,000 must be accompanied by a guarantee of the owner's signature by a commercial bank, trust company or a savings and loan.

On the date we receive and process your written notice for a partial withdrawal at our Home Office, we will withdraw the amount of the partial withdrawal from the policy value and we will then deduct any applicable surrender charge from the remaining policy value.

You may specify the amount to be withdrawn from certain sub-accounts or the Fixed Account. If you do not provide this information to us, we will withdraw proportionately from the sub-accounts and the Fixed Account in which you are invested. If you do provide this information to us, but the amount in the designated sub-accounts and the Fixed Account is inadequate to comply with your withdrawal request, we will first withdraw from the specified sub-accounts and the Fixed Account. The remaining balance will be withdrawn proportionately from the other sub-accounts and the Fixed Account in which you are invested.


SURRENDER CHARGE

For the purposes of determining if any surrender charge applies and the amount of such charge, partial withdrawals and surrenders are taken according to these rules from policy value attributable to premiums in the following order:

                                                                         E1XXXXX


                                                                                 Surrender Charge
                                                                                 ----------------
  1.  Up to 100% of positive investment earnings for each variable
      sub-account available at the time the request is made; plus                  None
  2.  Up to 100% of the interest on the Fixed Account at the time the
      request for the withdrawal or surrender is made; plus                        None
  3.  Up to 10% of total premiums still subject to a surrender charge, once
      a policy year; plus                                                          None
  4.  Up to 100% of those premiums not subject to a surrender charge,
      available at any time; plus                                                  None
  5.  Premium subject to a surrender charge:


  Policy Years Since Premiums Were Paid:
  --------------------------------------
  Less than 1                                                               6%
  At least 1, but less than 2                                               6%
  At least 2, but less than 3                                               5%
  At least 3, but less than 4                                               5%
  At least 4, but less than 5                                               4%
  At least 5, but less than 6                                               3%
  At least 6, but less than 7                                               2%
  At least 7                                                               None

Any surrender charge will be deducted proportionately from the sub-account(s) and the Fixed Account being surrendered or partially withdrawn in relation to the premium (s) withdrawn. If the premium remaining in a sub-account or the Fixed Account after the withdrawal is insufficient to cover the proportionate surrender charge deduction, the balance of the surrender charge will be assessed proportionately from any other sub-account and the Fixed Account in which you are invested.


POLICY ADMINISTRATION CHARGE

We will assess the policy administration charge shown in the Policy Details:

       1.  for the prior policy year on the policy anniversary; and
       2. for the current policy year on the date this policy is surrendered for its cash surrender value, unless the policy is surrendered on a policy anniversary.

If the policy value on the policy anniversary is $75,000 or more, we will waive the policy administration charge for the prior policy year.

The charge will be assessed proportionately from any sub-accounts and the Fixed Account in which you are invested. If the charge is obtained from a sub-account(s), we will cancel the appropriate number of units from the applicable sub-account based on the unit value at the end of the valuation period when the charge is assessed. If the charge is obtained from the Fixed Account, we will reduce this policy's Fixed Account by the amount of the charge.


ANNUITY DATE

You may change the annuity date, subject to these limitations

       1. we must receive your written notice at our Home Office at least 30 days before the current annuity date;
       2. the requested annuity date must be a date that is at least 30 days after we receive your written request; and
       3. the requested annuity date cannot be any later than the maturity date.


TERMINATION

We may pay you the cash surrender value and end this policy if before the annuity date or maturity date all of these events simultaneously exists:

                                                                         E1XXXXX


       1.  you have not paid any premiums for at least two years; and
       2.  the policy value is less than $2,000; and
       3. the total premiums paid, less any partial withdrawals, is less than $2,000.

We will mail you a notice of our intention to terminate this policy at least six months in advance. This policy will automatically terminate on the date specified in the notice, unless we receive an additional premium before the termination date specified in the notice. The additional premium must be at least the minimum amount specified in the Additional Premiums provision.


BASIS OF VALUES

Any paid up annuity cash surrender or death benefits that may be available are at least equal to the minimum required by law in the state in which this policy is delivered. A detailed statement of the method used to compute the minimum values has been filed, where required, with the insurance officials of the jurisdiction in which this policy is delivered.


    PAYMENT OF BENEFITS, PARTIAL WITHDRAWALS, CASH SURRENDERS & TRANSFERS -
                                  POSTPONEMENT


We will usually pay any proceeds, partial withdrawals, or cash surrenders within seven calendar day after:

       1. we receive and process your written notice for a partial withdrawal or a cash surrender; or
       2.  the date chosen for any systematic withdrawal; or
       3. we receive due proof of your death or the death of the last surviving annuitant.

However, we can postpone the payment of proceeds, amounts withdrawn, cash surrender value or the transfer of amounts between sub-accounts if:

       1. the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the Securities and Exchange Commission (SEC); or
       2. the SEC permits by an order the postponement for the protection of policyowners; or
       3. the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.

We have the right to defer payment of any partial withdrawal, cash surrender, or transfer from the Fixed Account for up to six months from the date we receive your written notice for a withdrawal, surrender or transfer.


                               GENERAL PROVISIONS


CONTRACT

We have issued this policy in consideration of your application and your payment of the premium. The entire contract is made up of this policy and the attached copy of the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement in defense to a claim or to void this policy unless it is contained in the application and a copy of the application is attached to the policy at issue.

Only our President, Secretary or Actuary may modify this policy or waive any of our rights or requirements.

Any change in this policy must be in writing. The change must bear the signature or a reproduction of the signature of one or more of the above officers.

                                                                         E1XXXXX


INCONTESTABILITY

We will not contest this policy after it has been in force during any annuitant's lifetime for two years from the date of issue of this policy.


OWNER

During any annuitant's lifetime and before the earlier of the annuity date or maturity date, you have all the rights and privileges granted by this policy. If you appoint an irrevocable beneficiary, then your rights will be subject to those of that beneficiary.

During any annuitant's lifetime and before the annuity date, you may name a new owner, joint owner or annuitant by giving us written notice.

If you die before the annuity date and before the last surviving annuitant, ownership will pass to your surviving designated beneficiary, if any; otherwise to your estate.


BENEFICIARY

We will pay the beneficiary any proceeds payable on your death or the death of the last surviving annuitant. During any annuitant's lifetime and before the earlier of the annuity date or maturity date, you may name and change one or more beneficiaries by giving us written notice. However, we will require written notice from any irrevocable beneficiary specifying their consent to the change.

We will pay the proceeds under the beneficiary appointment in effect at the date of death. If you have not designated otherwise in your appointment, the proceeds will be paid to the surviving beneficiary(ies) equally. If no beneficiary is living when the last surviving annuitant dies, or if none has been appointed, the proceeds will be paid to you. If no beneficiary is living when you die, any proceeds will be paid to your estate.


WRITTEN NOTICE

Written notice must be signed by you, dated, and of a form and content acceptable to us. Your written notice will not be effective until we receive and file it at our Home Office. However, the change provided in your written notice to name or change the owner or beneficiary will then be effective as of the date you signed the written notice:

       1. subject to any payments made or other action we take before we receive and file your written notice; and
       2. whether or not the last surviving owner or annuitant are alive when we receive and file your written notice.


MISSTATEMENT OF AGE OR SEX

If the age or sex of any annuitant has been misstated, we will pay the amount which the proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% compounded annually will be a debt against the policy. If the debt is not repaid, future payments will be reduced accordingly.

If we make an underpayment because of an error in age or sex, any unpaid payments will be recalculated at the correct age and sex and future payments will be adjusted. The underpayment with interest at 3% compounded annually will be paid in a single sum.

                                                                         E1XXXXX


PERIODIC REPORTS

We will mail you a report showing the following items:

       1. the number of units credited to this policy and the dollar value of those units;
       2.  the policy value;
       3. any premiums paid, withdrawals and charges made since the last report; and
       4.  any information required by law.

The information in the report will be as of a date not more than two months before the date of the mailing. We will mail the report to you:

       1.  at least annually or more often as required by law; and
       2.  to your last address known to us.


ASSIGNMENT

You may assign a nonqualified policy or an interest in it at any time before the earlier of the annuity date or maturity date during any annuitant's lifetime. An assignment must be in written notice acceptable to us. It will not be binding on us until we receive and file it at our Home Office. We are not responsible for the validity of any assignment. Your rights and the rights of any beneficiary will be affected by an assignment.

An assignment of a nonqualified policy may result in tax consequences for you.


OUR CONSENT

If our consent is required, it must be given in writing. It must bear the signature, or a reproduction of the signature, of our President, Secretary or Actuary.


POLICY DATE

Policy years, months and anniversaries are measured from the policy date shown in the Policy Details.


EFFECTIVE DATE

The effective date is the date this policy goes into effect and your premium is invested.


CURRENCY

All amounts payable under this policy will be paid in United States currency.


PLACE OF PAYMENT

All amounts payable by us will be payable at our Home Office.


MODIFICATION

Subject to prior approval, if required, of the New York Superintendent of Insurance and upon notice to you, we reserve the right to modify the policy, but only if such modification:

                                                                         E1XXXXX


       1. is necessary to make the policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject; or
       2. is necessary to assure continued qualification of the policy under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity policies; or
       3. is necessary to reflect a change in the operation of the Variable Accounts; or
       4. provides additional variable account and/or fixed accumulation options.

In event of such modification, we may make appropriate endorsement to the policy.


NON-PARTICIPATION

   This policy is not eligible for dividends and will not participate in our divisible surplus.


                                 PAYMENT OPTIONS


The term "payee" means a person who is entitled to receive payment under this section.


ELECTION OF PAYMENT OPTIONS

You may elect a payment option or revoke or change your election while any annuitant is living and before the annuity date. If an election is not in effect at the last surviving annuitant's death, or if payment is to be made in a lump sum under an existing payment option, the beneficiary may elect one of the payment options. This election must be made within one year after the last surviving annuitant's death and before any payment has been made.

An election of a payment option and any revocation or change must be made in a written notice. It must be filed with our Home Office with the written consent of any irrevocable beneficiary.

A payment option may not be elected and we will pay the proceeds in a lump sum if either of the following conditions exist:

       1. the amount to be applied under the payment option is less than $2,000; or
       2.  any periodic payment under the election would be less than $20.

PAYMENT OPTION 1:  LIFE INCOME

We will pay the proceeds in equal amounts at the beginning of each month, during the payee's lifetime with payments for at least 10 years certain.

The amount of each payment will be determined from the Table of Payment on Basis of $1,000 Net Proceeds, using the payee's age. Age will be determined from the nearest birthday at the due date of the first payment.

PAYMENT OPTION 2:  MUTUAL AGREEMENT

We will pay the proceeds according to other terms, if those terms are mutually agreed upon.


PAYMENT DATES

The payment dates of the payment options will be calculated from the date on which the proceeds become payable.

                                                                         E1XXXXX


AGE AND SURVIVAL OF PAYEE

We have the right to require proof of age and sex of the payee(s) before making any payment. When any payment depends on the payee's survival, we will have the right, before making the payment to require satisfactory proof that the payee is alive.


DEATH OF PAYEE

At the death of the payee or the last surviving payee, any amount remaining to be paid under this section will become payable in one sum, unless specified otherwise.


BETTERMENT OF INCOME

The annuity benefits provided at the time the Policy Value is applied under a payment option will not be less than those that would be provided by the application of any amount, defined below, to purchase any single premium immediate annuity policy offered by us at the time to the same class of annuitants. Such amount shall be the greater of the cash surrender value or 95% of what the cash surrender value would be if there were no surrender charge.

                                                                         E1XXXXX








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                                                                         Page 20

                                                                         E1XXXXX


                TABLE OF PAYMENTS ON BASIS OF $1,000 NET PROCEEDS


                             OPTION 1 - LIFE INCOME

       AGE                 MALE              FEMALE              AGE                 MALE          FEMALE MONTHLY
                         MONTHLY             MONTHLY                               MONTHLY
        41                 3.35               3.15                66                 5.54               4.86
        42                 3.39               3.18                67                 5.72               5.00
        43                 3.43               3.21                68                 5.92               5.15
        44                 3.48               3.25                69                 6.12               5.31
        45                 3.53               3.29                70                 6.34               5.49
        46                 3.58               3.33                71                 3.58               5.68
        47                 3.64               3.37                72                 6.83               5.88
        48                 3.69               3.42                73                 7.10               6.10
        49                 3.75               3.47                74                 7.39               6.35
        50                 3.82               3.52                75                 7.70               6.61
        51                 3.88               3.57                76                 8.03               6.89
        52                 3.95               3.62                77                 8.39               7.20
        53                 4.03               3.68                78                 8.78               7.53
        54                 4.10               3.74                79                 9.19               7.89
        55                 4.18               3.81                80                 9.63               8.28
        56                 4.27               3.87                81                10.11               8.71
        57                 4.36               3.95                82                10.62               9.18
        58                 4.46               4.03                83                11.17               9.68
        59                 4.57               4.11                84                11.75              10.24
        60                 4.68               4.20                85                12.38              10.84
        61                 4.80               4.29                86                13.05              11.49
        62                 4.93               4.39                87                13.77              12.21
        63                 5.07               4.49                88                14.54              12.98
        64                 5.21               4.61                89                15.38              13.82
        65                 5.37               4.73                90                16.28              14.71

The Table is based on the following assumptions: 1983(a) Projection G, Year Of Purchase = 1995, Interest = 3%, Load = 3%. The monthly payment for ages not shown in the Table will be calculated on the same basis as these shown and will be quoted on request.

                                                                         E1XXXXX










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                                                                         Page 22

                                                                         E1XXXXX




                    CANADA LIFE INSURANCE COMPANY OF NEW YORK
             HOME OFFICE: 500 MAMARONECK AVENUE, HARRISON, NY 10528





















                    SINGLE PREMIUM VARIABLE DEFERRED ANNUITY
 Accumulation benefits and values are variable, except for amounts in the Fixed
                                    Account.

  After the Annuity Date or Maturity Date, payment options are on a guaranteed basis.
  Death Benefit payable upon death of the last surviving annuitant before the
                         Annuity Date or Maturity Date.
                 Nonparticipating - Not eligible for dividends




                                                                         Page 23